--------------------------------------------------------------------------------


            THE SENIOR NOTE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,

                      NEW YORK CITY TIME, ON JULY 16, 1998

                    UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL

                               OFFER TO EXCHANGE

            9.95% SENIOR SERIAL REDEEMABLE DISCOUNT NOTES DUE 2008,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                          FOR ANY AND ALL OUTSTANDING
             9.95% SENIOR SERIAL REDEEMABLE DISCOUNT NOTES DUE 2008
                                       OF

                          NEXTEL COMMUNICATIONS, INC.

                                  Deliver to:
               HARRIS TRUST AND SAVINGS BANK, NOTE EXCHANGE AGENT


By Registered or Certified Mail:  By Hand or Overnight Delivery:  Facsimile Transmission Number:
 Harris Trust and Savings Bank    Harris Trust and Savings Bank     (For Eligible Institutions
    c/o Harris Trust Company         c/o Harris Trust Company                 Only)
           of New York                     of New York                    (212) 701-7636
         P.O. Box 1010                    88 Pine Street
      Wall Street Station                   19th Floor             Confirm Receipt of Facsimile
    New York, NY 10268-1010             New York, NY 10005                by Telephone:
                                                                          (212) 701-7624


     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. THIS INSTRUMENT SHOULD NOT BE DELIVERED TO THE COMPANY.


     The undersigned acknowledges that the undersigned has received and reviewed the Prospectus dated June 11, 1998 (the "Prospectus") of Nextel Communications, Inc. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) the Company's offer (the "Senior Note Exchange Offer") to exchange $1,000 in principal amount at maturity of its newly issued 9.95% Senior Serial Redeemable Discount Notes due 2008 (the "Exchange Senior Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for $1,000 in principal amount at maturity of its outstanding 9.95% Senior Serial Redeemable Discount Notes due 2008 (the "Private Notes"), of which $1,627,000,000 in principal amount at maturity are issued and outstanding. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.


     This Letter of Transmittal is to be completed by a Holder (as defined herein) of Private Notes either (i) if certificates are to be forwarded herewith or (ii) if a tender of certificates for Private Notes, if available, is to be made by book-entry transfer to the account maintained by the Note Exchange Agent at the Depository Trust Company (the "DTC") pursuant to the procedures set forth in "The Exchange Offers -- Procedures for Tendering" section of the Prospectus. Holders of Private Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Private Notes into the Note Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Note Exchange Agent on or prior to the Expiration Date, must tender their Private Notes according to the guaranteed delivery procedures set forth in "The Exchange Offers -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Note Exchange Agent.

     The term "Holder" with respect to the Senior Note Exchange Offer means any person in whose name Private Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder. The undersigned has completed, executed, and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Senior Note Exchange Offer. Holders who wish to tender their Private Notes must complete this Letter of Transmittal in its entirety.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE PROVIDING ANY INFORMATION BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE NOTE EXCHANGE AGENT AT (212) 701-7624 OR AT ITS ADDRESS SET FORTH ABOVE.

     List below the Private Notes to which this Letter of Transmittal relates.

                          DESCRIPTION OF PRIVATE NOTES

NAME(S) AND ADDRESSES(ES)                                AGGREGATE PRINCIPAL
  OF REGISTERED HOLDERS                                AMOUNT OF PRIVATE NOTES       PRINCIPAL AMOUNT
  (PLEASE COMPLETE, IF                                     REPRESENTED BY            OF PRIVATE NOTES
         BLANK)              CERTIFICATE NUMBER(S)         CERTIFICATE(S)                TENDERED*
-------------------------    ---------------------     -----------------------       ----------------

                                                      Total

---------------

* Unless indicated in the column labeled "Principal Amount of Private Notes Tendered," any tendering Holder of Private Notes will be deemed to have tendered the entire principal amount of Private Notes represented by the column labeled "Aggregate Principal Amount of Private Notes Represented by Certificate(s)."

     If the space provided above is inadequate, list the certificate numbers and principal amount of Private Notes on a separate signed schedule and affix the list to this Letter of Transmittal.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE NOTE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

  NAME OF TENDERING INSTITUTION:
                                ------------------------------------------------
  ACCOUNT NUMBER:
                 ---------------------------------------------------------------
  TRANSACTION CODE NUMBER:
                          ------------------------------------------------------

[ ] CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

  NAME(S) OF REGISTERED HOLDER(S) OF PRIVATE NOTES:
                                                   -----------------------------
  ------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution that Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (See Instructions 4, 5 and 6)
  To be completed ONLY (i) if certificates for Private Notes not tendered, or Exchange Senior Notes issued in exchange for Private Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or
(ii) if Private Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.

Issue Certificate(s) to:

Name:
     -------------------------------------------------
                      (Please Print)

Address:
        ----------------------------------------------

------------------------------------------------------

------------------------------------------------------

------------------------------------------------------
                   (Include Zip Code)

------------------------------------------------------
 (Taxpayer Identification or Social Security Number)

                   (Please Also Complete Substitute Form W-9)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (See Instructions 4, 5, and 6)

  To be completed ONLY if certificates for Private Notes not tendered, or Exchange Senior Notes issued in exchange for Private Notes accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail and deliver Certificate(s) to:

Name:
     -------------------------------------------------
                    (Please Print)

Address:
        ----------------------------------------------

------------------------------------------------------

------------------------------------------------------
                  (Include Zip Code)

Ladies and Gentlemen:

     Subject to the terms and conditions of the Senior Note Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Private Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Private Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns, and transfers to, or upon the order of, the Company all right, title and interest in and to the Private Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Note Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Note Exchange Agent also acts as the agent of the Company) with respect to the tendered Private Notes with full power of substitution to (i) deliver certificates for such Private Notes, or transfer ownership of such Private Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, and (ii) present such Private Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Private Notes, all in accordance with the terms of the Senior Note Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign, and transfer the Private Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that (i) any Exchange Senior Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Senior Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Senior Notes, (iii) neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Senior Notes, and (iv) neither the Holder nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act) of the Company.

     The undersigned also acknowledges that the Senior Note Exchange Offer is being made in reliance upon interpretations contained in letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC") that the Exchange Senior Notes issued in exchange for the Private Notes pursuant to the Senior Note Exchange Offer may be offered for resale, resold, and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Senior Notes are acquired in the ordinary course of such Holder's business and such Holder is not engaging in and does not intend to engage in a distribution of the Exchange Senior Notes and has no arrangement or understanding with any person to participate in a distribution of such Exchange Senior Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Senior Notes. If the undersigned is a broker-dealer that will receive Exchange Senior Notes for its own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Senior Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a Participating Broker-Dealer, it acknowledges that during the 90-day period following the Expiration Date (or such longer applicable period if use of the Prospectus has been suspended by the Company) it will contact counsel to the Placement Agents at (212) 848-7961 on a weekly basis to confirm the availability of the Prospectus for delivery in connection with such resales.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Note Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer, and purchase of the Private Notes tendered hereby.

     For purposes of the Senior Note Exchange Offer, the Company shall be deemed to have accepted validly tendered Private Notes when, as and if the Company has given oral or written notice thereof to the Note Exchange Agent.

     If any tendered Private Notes are not accepted for exchange pursuant to the Senior Note Exchange Offer for any reason, certificates for any such unaccepted Private Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" or, in the case of Private Notes tendered by book-entry transfer, such unaccepted Private Notes will be credited to an account at DTC, as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors, and assigns.

     The undersigned understands that tenders of Private Notes pursuant to the procedures described under the caption "The Exchange Offers -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Senior Note Exchange Offer.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the Exchange Senior Notes issued in exchange for the Private Notes accepted for exchange and return any Private Notes not tendered or not exchanged in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Senior Notes issued in exchange for the Private Notes accepted for exchange and any certificates for Private Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Senior Notes issued in exchange for the Private Notes accepted for exchange in the name(s) of, and return any Private Notes not tendered or not exchanged and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Private Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Private Notes so tendered.

     Holders of Private Notes who wish to tender their Private Notes and (i) whose Private Notes are not immediately available, or (ii) who cannot deliver their Private Notes, this Letter of Transmittal or any other documents required hereby to the Note Exchange Agent prior to the Expiration Date (or who cannot comply with the book-entry transfer procedures on a timely basis), may tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offers -- Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal.

                        PLEASE SIGN HERE WHETHER OR NOT
               PRIVATE NOTES ARE BEING PHYSICALLY TENDERED HEREBY

------------------------------------------------------------

                                          --------------------------------------
                                          (Date)

------------------------------------------------------------

                                          --------------------------------------
Signature(s) of Registered Holder(s)      (Date)
or Authorized Signatory

Area Code and Telephone Number(s):
                                  ----------------------------------------------

Tax Identification or Social Security Number(s):
                                                --------------------------------

     The above lines must be signed by the registered Holder(s) of Private Notes as their name(s) appear(s) on the certificate for the Private Notes or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Private Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must
(i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal.

Name(s):
          ------------------------------------------------------------

          ------------------------------------------------------------
                                 (Please Print)

Capacity:
          ------------------------------------------------------------

Address:
          ------------------------------------------------------------

          ------------------------------------------------------------
                               (Include Zip Code)

          Signature(s) Guaranteed by an Eligible Institution (as
          hereinafter defined):
          (If required by Instruction 4)
          ------------------------------------------------------------
                             (Authorized Signature)

          ------------------------------------------------------------
                                    (Title)

          ------------------------------------------------------------
                                 (Name of Firm)

Dated                   , 1998
     -------------------

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW.

                  PAYOR'S NAME:  HARRIS TRUST AND SAVINGS BANK

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                                  PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT     ----------------------------
  SUBSTITUTE                      AND CERTIFY BY SIGNING AND DATING BELOW.                   SOCIAL SECURITY NUMBER
   FORMW-9
                                                                                                       OR
                                                                                          ----------------------------
                                                                                         EMPLOYER IDENTIFICATION NUMBER
                                ----------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY
  INTERNAL REVENUE SERVICE        PART 2 -- CERTIFICATION -- UNDER PENALTIES OF                     PART 3 --
                                  PERJURY, I CERTIFY THAT:                                      AWAITING TIN [ ]
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN
                                      (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME)
                                      AND
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE
                                      (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I
                                      HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE
                                      SERVICE ("IRS") THAT I AM SUBJECT TO BACKUP
                                      WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL
                                      INTEREST OR DIVIDENDS, OR (C) THE IRS HAS
                                      NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP
                                      WITHHOLDING.
                                ----------------------------------------------------------------------------------------
                                     CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) IN THE BOX ABOVE IF YOU
  PAYER'S REQUEST FOR                HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING
  TAXPAYER IDENTIFICATION            BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.
  NUMBER ("TIN")
  CERTIFICATION                      SIGNATURE __________  DATE __________ , 1998
-----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF PAYMENTS MADE TO YOU PURSUANT TO THE SENIOR NOTE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

-----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND
     EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE
     APPROPRIATE INTERNAL REVENUE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR
     DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION
     NUMBER WITHIN SIXTY (60) DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL I
     PROVIDE A NUMBER.
     -------------------------------------------------------------------  ------------------------------
                                  Signature                                               Date
--------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
                FORMING PART OF THE TERMS AND CONDITIONS OF THE
                           SENIOR NOTE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND PRIVATE NOTES. The tendered Private Notes or a Book-Entry Confirmation, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Note Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED PRIVATE NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE NOTE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE NOTE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE NOTE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR PRIVATE NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders who wish to tender their Private Notes and (i) whose Private Notes are not immediately available, or (ii) who cannot deliver their Private Notes, this Letter of Transmittal, or any other documents required hereby to the Note Exchange Agent prior to the Expiration Date, or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Private Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as hereinafter defined); (ii) prior to the Expiration Date, the Note Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Private Notes, the certificate number or numbers of such Private Notes and the aggregate principal amount of Private Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Private Notes or a Book-Entry Confirmation and any other required documents will be deposited by the Eligible Institution with the Note Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Private Notes (or a Book-Entry Confirmation) in proper form for transfer, must be received by the Note Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offers -- Guaranteed Delivery Procedures." Any Holder of Private Notes who wishes to tender his Private Notes pursuant to the guaranteed delivery procedures described above must ensure that the Note Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Note Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Private Notes according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Private Notes, and withdrawal of tendered Private Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Private Notes not properly tendered or any Private Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Private Notes. The Company's interpretation of the terms and conditions of the Senior Note Exchange Offer, including the instructions in this Letter of Transmittal and those set forth in the Prospectus under the caption "The Exchange Offers -- Conditions," shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Private Notes must be cured within such time as the Company shall determine. Neither the Company, the Note Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Private Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Private Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Private Notes received by the Note Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Note Exchange Agent to the tendering Holders of Private Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Private Notes may tender such Private Notes in the Senior Note Exchange Offer. Any beneficial holder of Private Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Private Notes, either make appropriate arrangements to register ownership of the Private Notes in such Holder's name, or obtain a properly completed bond power from the registered Holder. The transfer of registered ownership of Private Notes may take considerable time.

     3. PARTIAL TENDERS. If less than the entire principal amount of Private Notes represented by a certificate is tendered, the tendering Holder should fill in the aggregate principal amount tendered in the third column of the box entitled "Description of Private Notes" above. The entire principal amount of Private Notes set forth on the certificate delivered to the Note Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Private Notes is not tendered, then a Private Notes certificate for the principal amount of Private Notes not tendered and a certificate or certificates representing Exchange Senior Notes issued in exchange for any Private Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Private Notes are accepted for exchange, or in the case of Private Notes tendered by book-entry transfer, such untendered Private Notes and Exchange Senior Notes issued in exchange for any Private Notes accepted will be credited to accounts at DTC.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the record Holder(s) of the Private Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement, or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Private Notes tendered and the certificate or certificates for Exchange Senior Notes issued in exchange therefor are to be issued (or if certificates representing the principal amount of Private Notes not tendered are to be reissued) to the registered Holder, the said Holder need not and should not endorse any tendered Private Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Private Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Private Notes listed, such Private Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered Holder or Holders appears on the Private Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Private Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Private Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a participant in a Recognized Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (i) this Letter of Transmittal is signed by the registered Holder(s) of the Private Notes tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or
(ii) if such Private Notes are tendered for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Senior Notes or substitute Private Notes for the principal amount of Private Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Private Notes pursuant to the Senior Note Exchange Offer. If, however, certificates representing Exchange Senior Notes or Private Notes (for any principal amount of Private Notes not tendered or accepted for exchange) are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Private Notes tendered hereby, or if tendered Private Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Private Notes pursuant to the Senior Note Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder and no Exchange Senior Notes are required to be delivered to or at the direction of such tendering Holder until such transfer taxes are paid.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

     7. FORM W-9. Any Holder who tenders his Private Notes is required to provide the Note Exchange Agent with a correct Taxpayer Identification Number ("TIN") on the Form W-9 which is enclosed herewith. If such Holder is an individual, the TIN is his or her social security number. Failure to provide the information on the Form W-9 may subject the surrendering Holder to 31% Federal income tax withholding on certain payments made to Holders of the Exchange Senior Notes. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For additional information in this regard, please refer to the enclosed Guidelines for Certification of TIN on Substitute Form W-9. In order to satisfy the Note Exchange Agent that a foreign individual qualifies as an exempt recipient, the Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 may be obtained from the Note Exchange Agent.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Senior Note Exchange Offer, set forth in the Prospectus under the caption "The Exchange Offers -- Conditions," in the case of any Private Notes tendered.

     9. MUTILATED, LOST, STOLEN OR DESTROYED PRIVATE NOTES. Any tendering Holder whose Private Notes have been mutilated, lost, stolen, or destroyed should contact the Note Exchange Agent at the address indicated herein for further instructions.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Note Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Senior Note Exchange Offer.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GUIDE THE
PAYER. -- Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

-------------------------------------------------------------------------------------------------------------------
                                                                                    GIVE THE
                                                                                SOCIAL SECURITY
                 FOR THIS TYPE OF ACCOUNT:                                        NUMBER OF--
-------------------------------------------------------------------------------------------------------------------
 1.  An individual's account.                                The individual
 2.  Two or more individuals (joint account)                 The actual owner of the account or, if combined funds,
                                                             the first individual on the account(1)
 3.  Custodian account of a minor (Uniform Gift to Minors    The minor(2)
     Act)
 4.  a. The usual revocable savings trust account (grantor   The grantor-trustee(1)
       is also trustee)
     b. So-called trust account that is not a legal or       The actual owner(1)
       valid trust under State law
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-------------------------------------------------------------------------------------------------------------------
                                                                               GIVE THE EMPLOYER
                                                                                 IDENTIFICATION
                 FOR THIS TYPE OF ACCOUNT:                                        NUMBER OF--
-------------------------------------------------------------------------------------------------------------------
 6.  A valid trust, estate, or pension trust                 The legal entity (Do not furnish the identifying
                                                             number of the personal representative or trustee
                                                             unless the legal entity itself is not designated in
                                                             the account title)(4)

 7.  Corporate account                                       The corporation

 8.  Religious, charitable, or educational organization      The organization
     account

 9.  Partnership                                             The partnership

10.  Association, club, or other tax-exempt organization     The organization

11.  A broker or registered nominee                          The broker or nominee

12.  Account with the Department of Agriculture in the name  The public entity of a public entity (such as a State or local
     government, school district, or prison) that receives
     agricultural program payments
-------------------------------------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security Number.
(3) Show the name of the owner. You may also enter your business name. You may use your Social Security Number or Employer Identification Number.
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you don't have a Taxpayer Identification Number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on broker transactions include the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a), an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A dealer in securities or commodities required to be registered in the United States, the District of Columbia, or a possession of the United States.
  - A real estate investment trust.
  - A futures commissions merchant registered with the Commodity Futures Trading Commission.
  - A common trust fund operated by a bank under Section 584(a).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  - A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.
  Payments of dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments described in Section 404(k) made by an employee stock ownership plan.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.
  - Payments of tax-exempt interest (including tax-exempt interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made by certain foreign organizations.
  - Payments of mortgage interest to you.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

  PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give Taxpayer Identification Numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                             CONSULTANT OR THE IRS.

                         (DO NOT WRITE IN SPACE BELOW)

     CERTIFICATE              PRIVATE NOTES                      PRIVATE NOTES
     SURRENDERED                TENDERED                           ACCEPTED



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